UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 21, 2015

TECH FOUNDRY VENTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-196075	46-5152859
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)

201 Santa Monica Boulevard, Suite 300, Santa Monica, CA 90401-2224

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code (888) 909-5548

(Former name or former address, if changed since last report.)

Copies to:

Donald P. Hateley, Esq., CPA

Hateley& Hampton

201 Santa Monica Blvd., Suite 300

Santa Monica, CA 90401-2224

Phone: (310) 576-4758

Fax: (310) 388-5899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 17, 2015, the Company entered into an agreement with Nevada Canyon Gold Corporation, a Nevada corporation (“NCG”), to acquire all of NCG’s rights, titles and interests in and to an Exploration Agreement with an Option to form a Joint Venture with Walker River Resources Corp., a Canadian public company (TSX.V:WRR, dated September 15, 2015 (the “Agreement”). WRR owns a 100% undivided interest in and to the Lapon Canyon Gold Property, which is the subject of the Agreement. The Lapon Canyon gold project consists of 36 claims (720 acres/292 hectares), situated about 60 kilometres south of Yerington, Nevada, in the Wasuk Range, within Mineral County. (the “Lapon Canyon Claims”).

The Agreement does not grant the Company an interest in or to the Lapon Canyon Claims, or any equity interest in WRR, but rather, grants the Company the right to earn up to an undivided 50% interest in the Lapon Canyon Claims by the expenditure of US$500,000, over a two-year period, in exploration expenses in a work program established and operated by WRR on the Lapon Canyon Claims and, thereafter, grants the Company an option to enter into a Joint Venture with WRR for further exploration and development of the Lapon Canyon Claims. The Agreement also grants the Company the first right of refusal to acquire an additional 20% interest in the Lapon Canyon Claims by the expenditure of additional finds and performance of additional tasks, all related to the venture.

Full consideration for all rights in and to the Agreement consists of the following: payment of US$65,000.00 by the Company to NGC, consisting of an initial cash payment of $25,000.00 deposit, a cash payment of $30,000.00 and the balance of $10,000 paid through the issuance of 100,000 Restricted common shares of the Company issued to NGC at a deemed price of $0.10. All consideration has been fully paid.

The Company succeeds as a party to the Agreement by assignment of all rights by NCG.

Jeffrey A. Cocks serves as an officer and director of both the Company and NGC.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) See Exhibits

EXHIBITS INDEX

Exhibit Number	Description

10.01.1	Definitive Agreement, dated December 17, 2015

10.01.2	Exploration and Option Agreement, dated September 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

TECH FOUNDRY VENTURES, INC.

Date: December 21, 2015

/s/ Jeffrey A. Cocks
Jeffrey A. Cocks
Chief Executive Officer